                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-3896

                             FPA PERENNIAL FUND, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  DECEMBER 31

Date of reporting period:  JUNE 30, 2005

Item 1.           Report to Stockholders.

SEMI-ANNUAL REPORT

FPA PERENNIAL FUND, INC.

JUNE 30, 2005


[FPA LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

44172

                             LETTER TO SHAREHOLDERS

     In our last shareholder letter, we expressed surprise at the market's strength during 2004, especially following the even stronger performance in 2003. We continue to be surprised as the strength continues in 2005, after a pause earlier in the year.

     Perennial had an excellent first quarter, partly offset by a weak second quarter. For the year to date Perennial is ahead of both the benchmark Russell 2500 as well as the poorer performing big stock indexes. Results for longer periods are generally quite favorable.

                      PERIODS ENDED JUNE 30, 2005
                 --------------------------------------
                 SECOND   FIRST    ONE   THREE    FIVE
                 QUARTER   HALF    YEAR  YEARS*  YEARS*
                 -------  -----   -----  ------  ------
Perennial            0.9%   2.7%   11.2%   14.9%   15.1%
Russell 2500         4.5%   1.2%   12.7%   14.8%    7.4%
S & P 500            1.4%  (0.8)%   6.3%    8.3%   (2.4)%
Nasdaq               2.9%  (5.5)%   0.5%   12.0%  (12.3)%

 * Annualized Returns

     O'REILLY AUTOMOTIVE has been in the Perennial portfolio for over eight years -- only five companies have been there longer -- but we have discussed it with Perennial shareholders only once, in the Year 2000 letter, and not in much depth. At that time our emphasis was on how an irrational 65% stock price decline had given us what we hoped was a great opportunity to more than double Perennial's position at a very attractive valuation. Now, we would like to provide a more complete description of O'Reilly's business and the reasons for its success.

     O'Reilly is one of the leading retailers of auto parts, operating stores throughout the central and southeastern states. It has grown rapidly over many years, and it is clear that its management is among the best in the industry. We believe that its business model, which distinguishes it from nearly all of its competitors, has been a crucial element of its success.

     The typical auto parts retailer does virtually all of its business with one or the other of two potential groups of customers, the DIY (Do-It-Yourself) individual, or the professional mechanic.

     AutoZone, the nation's largest auto parts retailer, is typical of the DIY oriented chains, with numerous convenient locations, extensive advertising, and a low-price-oriented product offering.

     Genuine Part's NAPA stores are a representative commercial chain. Known as jobbers, they must meet the quite different demands of their mechanic customers, including an extensive inventory of high-quality, branded parts, knowledgeable and experienced employees, rapid delivery, and credit.

     O'Reilly is the only major auto parts chain to successfully combine both of these quite different businesses, with about a 50-50 split between its DIY and commercial customers. This business model gives O'Reilly several important competitive advantages, including greater inventory depth, more-skilled employees, and the ability to operate in small communities.

     In addition to successfully executing this "dual market strategy," O'Reilly has had to take on a number of other challenges during the years we have owned it.

     UNIT GROWTH -- O'Reilly has increased its stores by about 15% annually for many years. This has generally taken one of two forms. O'Reilly has of course opened new stores from scratch, carefully selecting the location, constructing the building, hiring new employees, and stocking the store with appropriate inventory.

     An alternative approach has also proved successful especially when entering a new market, often a smaller one. O'Reilly has bought out an existing auto parts business, usually a jobber with a mostly commercial business. This has permitted it to enter new markets without creating excess capacity and acquire an ongoing business with established commercial relationships, and experienced employees. The price is often attractive as well, since selling to O'Reilly often is the only viable exit strategy for an owner ready to retire and with no family member interested in taking over the business.

     In addition to these DE NOVO store openings and small acquisitions, O'Reilly has made several acquisitions of size. These have enabled it to enter entirely new geographies, while stepping up the size of the business. In 1998 O'Reilly acquired Hi-Lo Automotive, about half of O'Reilly's size, making it an important player in the large Texas market, still O'Reilly's most important state. Hi-Lo was integrated successfully over several years, with its sales per store and profitability both increasing to O'Reilly levels.

     More recently, O'Reilly has made two somewhat smaller acquisitions. In 2001 it purchased Mid-State Automotive giving it entree to several states in the Southeast, and in 2005 it bought Midwest Auto Parts as a means of expanding into the upper Midwest.

     MANAGEMENT TRANSITION -- O'Reilly was clearly still a family business at the time of our initial purchase, with several O'Reillys in senior management positions. Over time, however, this has changed, and now O'Reilly is led by its CEO, Greg Henslee, and Ted Wise as Chief Operating Officer while Chairman David O'Reilly continues in an active, though less dominant role than in the past.

     USES OF CAPITAL -- O'Reilly has been working very hard in recent years to improve its returns on capital and strengthen its balance sheet. Improving returns has been approached from two different angles. First, O'Reilly has installed a sophisticated inventory control system to optimize inventory by individual store, and to redistribute any excess to stores that need it. In other words, maintain sales and service levels with lower inventories. Secondly, O'Reilly has sought to have a larger share of its working capital funded at no cost by its vendors, increasing accounts payable at a much faster rate than inventories.

     Not only have these efforts improved returns, but they have also made O'Reilly independent of the whims of the capital markets. In contrast to the 1990s, when O'Reilly had to do several equity offerings, as well as carry a good deal of debt in order to fund its growth, in recent years O'Reilly has sold no stock, and has paid off most of its debt, while still maintaining its rapid growth.

     O'Reilly has benefited both from its internal efforts, as described above, and from a change in the external environment. A few years ago, new leadership at AutoZone began to manage the company with the single goal of maximizing cash flow and using the funds to shrink the equity capitalization with massive share repurchases. It cut costs and raised prices to improve margins, reduced inventories, dramatically increased the levels of vendor funded accounts payable, and leveraged its balance sheet with large borrowings. The cash was all funneled into share repurchase. Over the past seven years, shares outstanding have shrunk by 50%.

     Although it is uncertain whether this policy will benefit the AutoZone shareholder in the future, there is no question that it has been and will continue to be positive for O'Reilly and other major chains, as AutoZone's unaggressive pricing, deteriorating service levels, and minimal unit growth foster a relatively benign operating environment.

     O'Reilly has been one of Perennial's most successful investments over the past decade, and is currently its fourth largest position. We look forward to holding it for many more years.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President & Portfolio Manager
July 28, 2005

                             HISTORICAL PERFORMANCE

                                                AVERAGE ANNUAL TOTAL RETURN
                                                PERIODS ENDED JUNE 30, 2005
                                             ---------------------------------
                                             1 YEAR      5 YEARS      10 YEARS
                                             ------      -------      --------
   FPA Perennial Fund, Inc. (NAV)             11.24%       15.08%        15.33%
   FPA Perennial Fund, Inc.
     (Net of Sales Charge)                     5.40%       13.85%        14.71%
   Lipper Mid-Cap Core Fund Average           11.85%        5.40%        12.12%
   Russell 2500 Index                         12.73%        7.42%        12.12%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2005 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since some investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

                                PORTFOLIO SUMMARY
                                  June 30, 2005

                    COMMON STOCKS                               73.6%
                    Business Services & Supplies        13.1%
                    Health Care                         10.1%
                    Technology                           9.8%
                    Energy                               9.7%
                    Producer Durable Goods               8.8%
                    Retailing                            8.0%
                    Financial                            7.1%
                    Transportation                       2.6%
                    Materials                            2.2%
                    Consumer Durable Goods               2.2%
                    SHORT-TERM CORPORATE NOTES                  26.7%
                    OTHER ASSETS AND LIABILITIES, NET           (0.3)%
                                                               -----
                    TOTAL NET ASSETS                           100.0%
                                                               =====

                          MAJOR PORTFOLIO CHANGES
                      Six Months Ended June 30, 2005

                                                               SHARES
                                                              --------
NET PURCHASES
COMMON STOCKS
Brady Corporation (1)                                           10,300
Briggs & Stratton Corporation (1)                              240,000
Brown & Brown, Inc.                                             35,000
CDW Corporation (1)                                            176,100
CarMax, Inc.                                                    80,000
Charles River Laboratories International, Inc.                  62,500
Cognex Corporation                                             120,500
First American Corporation, The (1)                             95,000
Arthur J. Gallagher & Co.                                       45,000
Heartland Express, Inc.                                        312,800
Invitrogen Corporation                                          27,500
Knight Transportation, Inc.                                     52,000
Lincare Holdings Inc.                                           60,000
Manpower Inc.                                                   50,000
Oshkosh Truck Corporation                                       27,500
Plantronics, Inc.                                              171,400
SanDisk Corporation                                            115,000
ScanSource, Inc.                                               158,800
Zebra Technologies Corporation (Class A)                        47,750

NET SALES
COMMON STOCKS
Crane Co.                                                      195,000
Office Depot, Inc. (2)                                         275,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2005

                                                                             SHARES          VALUE
                                                                         --------------  -------------
COMMON STOCKS
BUSINESS SERVICES & SUPPLIES -- 13.1%
Brady Corporation                                                                10,300  $     319,300
CDW Corporation                                                                 176,100     10,053,549
Charles River Laboratories International, Inc.*                                 227,500     10,976,875
Invitrogen Corporation*                                                         110,000      9,161,900
Landauer, Inc.                                                                   10,000        519,100
Manpower Inc.                                                                   140,000      5,569,200
ScanSource, Inc.*                                                               296,300     12,723,122
                                                                                         -------------
                                                                                         $  49,323,046
                                                                                         -------------
HEALTH CARE -- 10.1%
Bio-Rad Laboratories, Inc.*                                                     113,300  $   6,708,493
Health Management Associates, Inc.                                              300,000      7,854,000
Lincare Holdings Inc.*                                                          300,000     12,252,000
Renal Care Group, Inc.*                                                         246,200     11,349,820
                                                                                         -------------
                                                                                         $  38,164,313
                                                                                         -------------
TECHNOLOGY -- 9.8%
Cognex Corporation                                                              458,000  $  11,995,020
Plantronics, Inc.                                                               361,200     13,133,232
SanDisk Corporation*                                                            500,000     11,865,000
                                                                                         -------------
                                                                                         $  36,993,252
                                                                                         -------------
ENERGY -- 9.7%
Cal Dive International, Inc.*                                                   287,500  $  15,056,375
Noble Corporation*                                                              230,000     14,147,300
Tidewater Inc.                                                                  185,000      7,052,200
                                                                                         -------------
                                                                                         $  36,255,875
                                                                                         -------------
PRODUCER DURABLE GOODS -- 8.8%
Crane Co.                                                                        30,000  $     789,000
Diebold, Incorporated                                                            40,000      1,804,400
Graco Inc.                                                                      160,000      5,451,200
HNI Corporation                                                                 124,400      6,363,060
IDEX Corporation                                                                110,000      4,247,100
Oshkosh Truck Corporation                                                       107,500      8,415,100
Zebra Technologies Corporation (Class A)*                                       140,000      6,130,600
                                                                                         -------------
                                                                                         $  33,200,460
                                                                                         -------------
RETAILING -- 8.0%
CEC Entertainment Inc.*                                                         105,000  $   4,419,450
CarMax, Inc.*                                                                   432,487     11,525,779
O'Reilly Automotive, Inc.*                                                      470,000     14,010,700
                                                                                         -------------
                                                                                         $  29,955,929
                                                                                         -------------

                                                                            SHARES OR
                                                                            PRINCIPAL
                                                                              AMOUNT         VALUE
                                                                         --------------  -------------
COMMON STOCKS -- CONTINUED
FINANCIAL -- 7.1%
Brown & Brown, Inc.                                                             140,000  $   6,291,600
First American Corporation, The                                                  95,000      3,813,300
Arthur J. Gallagher & Co.                                                       265,000      7,189,450
North Fork Bancorporation. Inc.                                                 330,000      9,269,700
                                                                                         -------------
                                                                                         $  26,564,050
                                                                                         -------------
TRANSPORTATION -- 2.6%
Heartland Express, Inc.                                                         410,000  $   7,966,300
Knight Transportation, Inc.                                                      67,000      1,630,110
                                                                                         -------------
                                                                                         $   9,596,410
                                                                                         -------------

MATERIALS -- 2.2%
Engelhard Corporation                                                           292,500  $   8,350,875
                                                                                         -------------

CONSUMER DURABLE GOODS -- 2.2%
Briggs & Stratton Corporation                                                   240,000  $   8,308,800
                                                                                         -------------

TOTAL COMMON STOCKS -- 73.6% (Cost $206,039,302)                                         $ 276,713,010
                                                                                         -------------

SHORT-TERM INVESTMENTS -- 26.7%
Short-term Corporate Notes:
Federal Home Loan Mortgage Corporation Discount Note -- 2.99% 7/01/05    $   14,287,000  $  14,287,000
Shell Finance (U.K.), Inc. -- 3.01% 7/01/05                                  16,112,000     16,112,000
ChevronTexaco Funding Corporation -- 3.01% 07/15/05                          17,289,000     17,268,762
Federal National Mortgage Association Discount Note -- 3.07% 7/20/05         13,250,000     13,228,532
Toyota Motor Credit Corporation -- 3.18% 7/25/05                             18,000,000     17,961,840
Barclays U.S. Funding, Inc. -- 3.225% 7/26/05                                10,000,000      9,977,604
E.I. Dupont De Nemours & Co. -- 3.22% 8/03/05                                11,487,000     11,453,094
                                                                                         -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $100,288,832)                                         $ 100,288,832
                                                                                         -------------

TOTAL INVESTMENTS -- 100.3% (Cost $306,328,134)                                          $ 377,001,842
Other assets less liabilities -- (0.3)%                                                       (989,063)
                                                                                         -------------
TOTAL NET ASSETS -- 100.0%                                                               $ 376,012,779
                                                                                         =============

* Non-income producing securities

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2005

ASSETS
  Investments at value:
   Investment securities -- at market value
     (identified cost $206,039,302)                            $  276,713,010
   Short-term investments -- at cost plus interest earned
     (maturities 60 days or less)                                 100,288,832  $ 377,001,842
                                                               --------------
  Cash                                                                                   860
  Receivable for:
   Capital stock sold                                          $    3,658,629
   Dividends and accrued interest                                     105,080      3,763,709
                                                               --------------  -------------
                                                                               $ 380,766,411
LIABILITIES
  Payable for:
   Investment securities purchased                             $    4,015,898
   Capital stock repurchased                                          468,765
   Advisory fees and financial services                               234,849
   Accrued expenses                                                    34,120  $   4,753,632
                                                               --------------  -------------

NET ASSETS                                                                     $ 376,012,779
                                                                               =============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital stock -- par value $0.01 per share; authorized
   25,000,000 shares; 11,758,465 outstanding shares                            $     117,584
  Additional paid-in capital                                                     301,678,585
  Undistributed net realized gain on investments                                   3,143,912
  Undistributed net investment income                                                398,990
  Unrealized appreciation of investments                                          70,673,708
                                                                               -------------
  NET ASSETS                                                                   $ 376,012,779
                                                                               =============

NET ASSET VALUE, REDEMPTION PRICE AND
  MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
  (net assets divided by shares outstanding)                                   $       31.98
                                                                               =============

Maximum offering price per share
  (100/94.75 of per share net asset value)                                     $       33.75
                                                                               =============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                         Six Months Ended June 30, 2005

INVESTMENT INCOME
  Interest                                                                     $     994,158
  Dividends                                                                          969,469
                                                                               -------------
                                                                               $   1,963,627

EXPENSES -- Note 3
   Advisory fees                                               $    1,064,644
   Financial services                                                 159,945
   Transfer agent fees and expenses                                   151,427
   Registration fees                                                   52,659
   Reports to shareholders                                             46,614
   Audit fees                                                          27,380
   Custodian fees and expenses                                         20,746
   Legal fees                                                          16,486
   Insurance                                                           13,936
   Director's fees and expenses                                        10,000
   Other expenses                                                         800
                                                               --------------
                                                                                   1,564,637
                                                                               -------------
           Net investment income                                               $     398,990
                                                                               -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
   Proceeds from sale of investment securities                 $   11,036,064
   Cost of investment securities sold                               8,698,000
                                                               --------------
     Net realized gain on investments                                          $   2,338,064
  Unrealized appreciation of investments:
   Unrealized appreciation at beginning of period              $   65,777,674
   Unrealized appreciation at end of period                        70,673,708
                                                               --------------
     Increase in unrealized appreciation of investments                            4,896,034
                                                                               -------------

           Net realized and unrealized gain on investments                     $   7,234,098
                                                                               -------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                              $   7,633,088
                                                                               =============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE SIX MONTHS ENDED           FOR THE YEAR ENDED
                                                              JUNE 30, 2005                 DECEMBER 31, 2004
                                                     ------------------------------   -----------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                       $      398,990                   $    (140,518)
  Net realized gain on investments                        2,338,064                       3,835,604
  Net unrealized appreciation of investments              4,896,034                      29,854,146
                                                     --------------                   -------------
  Increase in net assets resulting
    from operations                                                   $   7,633,088                   $  33,549,232

  Distributions to shareholders from net
    realized capital gains                                                       --                      (2,504,496)

Capital stock transactions:
  Proceeds from capital stock sold                   $  126,244,058                   $  92,761,365
  Proceeds from shares issued for dividends
   and distributions reinvested                                  --                       2,110,483
  Cost of capital stock repurchased                     (23,961,010)    102,283,048     (28,699,958)     66,171,890
                                                     --------------   -------------   -------------   -------------
Total increase in net assets                                          $ 109,916,136                   $  97,216,626

NET ASSETS
Beginning of year                                                       266,096,643                     168,880,017
                                                                      -------------                   -------------

End of period                                                         $ 376,012,779                   $ 266,096,643
                                                                      =============                   =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of capital stock sold                                              3,976,823                       3,233,619
Shares issued for dividend and Distributions
  reinvested                                                                     --                          69,151
Shares of capital stock repurchased                                        (764,530)                     (1,000,516)
                                                                      -------------                   -------------
Increase in capital stock outstanding                                     3,212,293                       2,302,254
                                                                      =============                   =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       SIX
                                                      MONTHS
                                                       ENDED                         YEAR ENDED DECEMBER 31,
                                                      JUNE 30,    --------------------------------------------------------------
                                                        2005         2004         2003         2002         2001         2000
                                                     ----------   ----------   ----------   ----------   ----------   ----------
Per share operating performance:
Net asset value at beginning of period               $    31.14   $    27.05   $    20.41   $    23.15   $    20.59   $    20.45
                                                     ----------   ----------   ----------   ----------   ----------   ----------

Income from investment operations:
Net investment income (loss)                         $     0.03   $    (0.02)  $    (0.06)  $    (0.04)  $    (0.02)  $       --**
Net realized and unrealized gain (loss) on
  investment securities                                    0.81         4.41         7.77        (2.39)        4.65         1.95
                                                     ----------   ----------   ----------   ----------   ----------   ----------

Total from investment operations                     $     0.84   $     4.39   $     7.71   $    (2.43)  $     4.63   $     1.95
                                                     ----------   ----------   ----------   ----------   ----------   ----------

Less distributions from net realized
  capital gains                                              --   $    (0.30)  $    (1.07)  $    (0.31)  $    (2.07)  $    (1.81)
                                                     ----------   ----------   ----------   ----------   ----------   ----------

Net asset value at end of period                     $    31.98   $    31.14   $    27.05   $    20.41   $    23.15   $    20.59
                                                     ==========   ==========   ==========   ==========   ==========   ==========

Total investment return*                                   2.70%       16.25%       37.89%      (10.59)%      22.73%       10.16%

Ratios/supplemental data:
Net assets at end of period (in $000's)                 376,013      266,097      168,880       91,779       51,975       40,170
Ratio of expenses to average net assets                    0.96%+       0.97%        1.05%        1.15%        1.24%        1.24%
Ratio of net investment income (loss) to
  average assets                                           0.24%+      (0.07)%      (0.36)%      (0.25)%      (0.11)%       0.02%
Portfolio turnover rate                                       9%+         16%          23%           6%          25%          16%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 2005 is not annualized.
**   Rounds to less than $0.01 per share.
+    Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2005

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange are valued at the last sale price. Securities listed or traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the last bid price. Securities that are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less at the time of purchase are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES AND TAX DIFFERENCES

     The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $68,336,236 for the six months ended June 30, 2005. Realized gains or losses are based on the specific-certificate identification method.

     All of the amounts reported in the financial statements at June 30, 2005 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2005 for federal income tax and financial reporting purposes was $72,309,469 and $1,635,761, respectively, with net unrealized appreciation equal to $70,673,708.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Investment Adviser"). Under the terms of this Agreement, the Fund pays the Investment Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Investment Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The advisory agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Directors held on February 8, 2005, the continuance of the advisory agreement through April 30, 2006, was approved by the Board of Directors and by a majority of the Directors who are not interested persons of the Fund or of the Investment Adviser.

     In determining whether to renew the advisory agreement, those Fund Directors who were not affiliated with the Investment Adviser met separately to evaluate information provided by the Investment Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Investment Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Directors noted the Fund's superior long-term investment results and the quality and depth of experience of the Investment Adviser and its investment and administrative personnel. The Directors also took into consideration the benefits derived by the Investment Adviser from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated. Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

     For the six months ended June 30, 2005, the Fund paid aggregate fees of $10,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is a retired partner and a retired of counsel employee of that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended June 30, 2005, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $83,221 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                           SHAREHOLDER EXPENSE EXAMPLE
                                  June 30, 2005

FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

ACTUAL EXPENSES

     The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          HYPOTHETICAL
                                           PERFORMANCE
                                           (5% RETURN
                               ACTUAL        BEFORE
                             PERFORMANCE    EXPENSES)
                             -----------  ------------
Beginning Account Value
  December 31, 2004          $  1,000.00  $   1,000.00
Ending Account Value
  June 30, 2005              $  1,027.00  $   1,020.14
Expenses Paid During
  Period*                    $      4.86  $       4.86

* Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2005 (181/365 days).

                        DIRECTOR AND OFFICER INFORMATION

                                     POSITION(S)                                           PORTFOLIOS IN
                                     WITH FUND/            PRINCIPAL OCCUPATION(S)         FUND COMPLEX
     NAME, AGE & ADDRESS            YEARS SERVED           DURING THE PAST 5 YEARS           OVERSEEN        OTHER DIRECTORSHIPS
------------------------------   ------------------   ----------------------------------   --------------  -----------------------
Willard H. Altman, Jr. - (69)*   Director+            Retired. Formerly, until 1995,              6
11400 W. Olympic Blvd., #1200    Years Served:    7   Partner of Ernst & Young LLP, a
Los Angeles, CA 90064                                 public accounting firm.

Leonard Mautner - (87)*          Director+            President, Leonard Mautner                  2
11400 W. Olympic Blvd., #1200    Years Served:   22   Associates; General Partner,
Los Angeles, CA 90064                                 Goodman & Mautner Ltd.

A. Robert Pisano - (62)*         Director+            Formerly, until 2005, National              4        State Net, NetFlix,
11400 W. Olympic Blvd., #1200    Years Served:  < 1   Executive Director and Chief                         Resources Global
Los Angeles, CA 90064                                 Executive Officer of Screen Actors                   Professionals, and The
                                                      Guild.                                               Motion Picture and
                                                                                                           Television Fund

Lawrence J. Sheehan - (73)*      Director+            Retired. Formerly partner (1969 to          5
11400 W. Olympic Blvd., #1200    Years Served:   14   1994) and of counsel employee
Los Angeles, CA 90064                                 (1994-2002) of the law firm of
                                                      O'Melveny & Myers LLP, legal
                                                      counsel to the Fund.

Eric S. Ende - (60)              Director+            Senior Vice President of the                3
11400 W. Olympic Blvd., #1200    President &          Adviser.
Los Angeles, CA 90064            Portfolio Manager
                                 Years Served:    5

Steven R. Geist - (51)           Executive Vice       Vice President of the Adviser.
11400 W. Olympic Blvd., #1200    President &
Los Angeles, CA 90064            Portfolio Manager
                                 Years Served:    9

J. Richard Atwood - (45)         Treasurer            Principal and Chief Operating                        First Pacific Advisors,
11400 W. Olympic Blvd., #1200    Years Served:    8   Officer of the Adviser. President                    Inc. and FPA Fund
Los Angeles, CA 90064                                 of FPA Fund Distributors, Inc.                       Distributors, Inc.

Sherry Sasaki - (50)             Secretary            Assistant Vice President and
11400 W. Olympic Blvd., #1200    Years Served:   22   Secretary of the Adviser and
Los Angeles, CA 90064                                 Secretary of FPA Fund
                                                      Distributors, Inc.

Christopher H. Thomas - (48)     Chief Compliance     Vice President and Controller of                     FPA Fund
11400 W. Olympic Blvd., #1200    Officer and          the Adviser and of FPA Fund                          Distributors, Inc.
Los Angeles, CA 90064            Assistant            Distributors, Inc.
                                 Treasurer
                                 Years Served:   10

+    Directors serve until their resignation, removal or retirement.
*    Audit Committee Member.

         Additional information about the Directors is available in the
                      Statement of Additional Information.

                            FPA PERENNIAL FUND, INC.


INVESTMENT ADVISER


First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064


LEGAL COUNSEL


O'Melveny & Myers LLP
Los Angeles, California


SHAREHOLDER SERVICE AGENT


Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000


DISTRIBUTOR


FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(800) 982-4372
(310) 473-0225


CUSTODIAN & TRANSFER AGENT


State Street Bank and Trust Company
Boston, Massachusetts


INDEPENDENT AUDITORS


Deloitte & Touche LLP
Los Angeles, California


TICKER: FPPFX
CUSIP: 302548102


This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2005, is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Item 2.   Code of Ethics. Not Applicable.

Item 3.   Audit Committee Financial Expert. Not Applicable.

Item 4.   Principal Accountant Fees and Services.  Not Applicable.

Item 5.   Audit Committee of Listed Registrants.  Not Applicable.

Item 6. Schedule of Investments. The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a) The principal executive officer and principal financial officer of the registrant have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable.

(a)(2) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)    Not Applicable.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.


By: /s/ ERIC S. ENDE
    --------------------------------
    Eric S. Ende, President

Date: September 2, 2005


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.


By: /s/ J. RICHARD ATWOOD
    --------------------------------
    J. Richard Atwood, Treasurer

Date: September 2, 2005